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                                                                   Exhibit 10.24

                                PROMISSORY NOTE


$9,000.00                                                 Dated: August __, 1997


         LUCIEN BITTAR, an individual whose address is 1300 Gulf Boulevard #501, Indian Rocks Beach, Florida 33635 (the "Borrower"), for value received, hereby promises to pay to 800 TRAVEL SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware, with an address at 4802 Gunn Highway, Tampa, Florida 33624 (the "Holder"), the principal amount of NINE THOUSAND DOLLARS ($9,000.00), together with interest thereon, beginning on September 1, 1997, at the rate of seven percent (7.0%) per annum. The first payment of interest only shall be due on December 31, 1997. Thereafter, the principal amount of this Note, together with interest thereon, shall be paid in eight (8) consecutive quarterly installments commencing March 31, 1998. The Borrower may prepay any and all amounts outstanding under this Note, together with unpaid interest thereon, at any time without any premium.

         All payments of principal and interest shall be payable by check or in cash to Holder (or to such payee as Holder may designate) at the Holder's address (or such other place or places that the Holder may direct in writing); provided, however, that at any time following the consummation of the Holder's initial public offering of its equity securities, all outstanding amounts of principal and interest on this Note may be paid with shares of the Holder's Common Stock, par value $.01 per share (the "Common Stock"), having a value equal to the aggregate amount then due (based on the average closing price of the Common Stock during the 5 trading-day period immediately preceding the date of repayment)

         An "Event of Default" shall be deemed to occur if any one or more of the following shall happen (for any reason whatsoever and whether such happening shall be voluntary or involuntary):

         (a) if default be made in the punctual payment of the principal and interest on this Note when and as the same shall become due and payable, and should such default continue for a period of thirty (30) days after notice as authorized by this Note or otherwise; or

         (b) if the Borrower admits in writing his inability to pay his debts as they become due; or

         (c) if a receiver is appointed for all or any part of the property of, or an assignment is made for the benefit of creditors by, or any proceeding

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                 under any bankruptcy or insolvency laws is commenced by or against, the Borrower.

         If an Event of Default occurs and is continuing then, at the option of the Holder, exercised by written notice to the Borrower, the principal of this Note shall forthwith become due and payable, together with the interest accrued hereon. If an Event of Default specified in clauses (b) or (c) occurs at any time, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder.

         No failure on the part of the Holder to exercise any of its rights hereunder shall be deemed a waiver of such rights or of any default. Any notice required to be given hereunder shall be given by registered mail to the Holder or the Borrower, as the case may be, at his or its address set forth above, unless and until a party receives written notice of a change in address from the other party.

         The Borrower and any other person or entity at any time liable for the payment of any or all of the indebtedness evidenced by this Note hereby waives presentment for payment, demand, notice of non-payment of this Note, protest or notice of protest, and consents to the extension at any time by the Holder or other holder hereof, without notice of the time of payment of any part or the whole of the indebtedness evidenced hereby.

         This Note shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and to be dated as of the day and year first above written.



                                            _________________________________
                                            Lucien Bittar